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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 28, 2002

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

             New York                         3812                   11-0707740
   (State or Other Jurisdiction   (Primary Standard Industrial    (I.R.S. Employer
of Incorporation or Organization)  Classification Code Number)    Identification No.)


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                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On May 28, 2002, the Registrant issued a press release announcing an agreement to purchase the assets of Condor Systems, Inc. for approximately $112.3 million. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDO CORPORATION

                                            By: /s/ Lisa M. Palumbo
                                               ---------------------------------
                                            Name: Lisa M. Palumbo
                                            Title: Vice President and
                                                   General Counsel
Date: May 28, 2002

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                                  EXHIBIT INDEX

Number       Exhibit
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99.1         Press Release dated May 28, 2002.